    As filed with the Securities and Exchange Commission on October 29, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 2001




                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                      22-1867895
--------------                  ----------------            -------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)


       165 Mason Street, P.O. Box 2518, Greenwich, CT       06836-2518
       ----------------------------------------------       ----------
          (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code:  (203) 629-3000
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the commencement of a public offering of 2,800,000 shares of the Company's common stock. The press release was issued on October 29, 2001. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

               None.

     (b) Pro forma financial information:

               None.

     (c) Exhibits:

               99.1 Press Release dated October 29, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W. R. BERKLEY CORPORATION


                                        By:  /s/ Eugene G. Ballard
                                            ------------------------------------
                                            Name:   Eugene G. Ballard
                                            Title:  Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer


Date:  October 29, 2001

                                  EXHIBIT INDEX


Exhibit:
-------

99.1             Press Release dated October 29, 2001